Financial Expenses and Income (Tables)	6 Months Ended
Jun. 30, 2024
Analysis of income and expense [abstract]
Summary of Analysis of Financial Income and Expenses
An analysis of financial expenses and income is set forth below:

(€ million)	June 30, 2024 (6 months)	June 30, 2023 (6 months)	December 31, 2023 (12 months)
Cost of debt (a)	(309)	(232)	(555)
Interest income (b)	243	257	533
Cost of net debt	(66)	25	(22)
Non-operating foreign exchange gains/(losses)	1	(3)	(2)
Unwinding of discounting of provisions (c)	(17)	(22)	(59)
Net interest cost related to employee benefits	(40)	(41)	(73)
Gains/(losses) on disposals of financial assets	—	—	(1)
Net interest expense on lease liabilities	(22)	(21)	(39)
Other (d)	(161)	(22)	(526)
Net financial income/(expenses)	(305)	(84)	(722)
comprising: Financial expenses	(586)	(370)	(1,313)
Financial income	281	286	591
(a)Includes net gain/(loss) on interest rate and currency derivatives used to manage debt: €(24) million in the first half of 2024, €(25) million in the first half of 2023, and €(67) million over the whole of 2023.
(b)Includes net gain/(loss) on interest rate and currency derivatives used to manage cash and cash equivalents: €(18) million in the first half of 2024, €(4) million in the first half of 2023, and €(13) million over the whole of 2023.
(c)Primarily on provisions for environmental risks, restructuring provisions, and provisions for product-related risks (see Note B.12.).
(d)Includes a financial expense of €176 million for the six months ended June 30, 2024 (€541 million for the year ended December 31, 2023, €35 million for the six months ended June 30, 2023) for the remeasurement of the liability recorded in the balance sheet for estimated future royalties on Beyfortus sales in the US.